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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21321

                     Pioneer Municipal High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2008 through October 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------












Pioneer Municipal High
Income Trust
--------------------------------------------------------------------------------
Semiannual Report | October 31, 2008
--------------------------------------------------------------------------------




Ticker Symbol:    MHI

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                    2

Portfolio Management Discussion                                          4

Portfolio Summary                                                        9

Prices and Distributions                                                10

Performance Update                                                      11

Schedule of Investments                                                 12

Financial Statements                                                    21

Financial Highlights                                                    24

Notes to Financial Statements                                           26

Trustees, Officers and Service Providers                                35


         Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


         Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    3

Portfolio Management Discussion | 10/31/08

In the following interview, David Eurkus, who is responsible for the daily management of the Trust, discusses some of the factors that had an impact on the municipal bond market and the Trust over the six-month period ended October 31, 2008

Q    How did the Trust perform over the past six months ended October 31, 2008?

A For the six-month period ended October 31, 2008, Pioneer Municipal High Income Trust produced a total return of -20.53% at net asset value and -29.14% at market price. As of October 31, 2008, the Trust was selling at a discount of market price to net asset value of -12.0%. The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, which tracks the performance of investment-grade bonds, returned -4.70% for the six months ended October 31, 2008, while the Barclays Capital (formerly Lehman Brothers) High Yield Municipal Bond Index returned -14.11% for the same period. While the Trust invested in municipal securities with a broad range of maturities and credit ratings, it maintained a dollar-weighted average portfolio credit quality of A- on October 31, 2008. At the end of the period, the Trust held 117 issues in 37 states, territories and the District of Columbia. On October 31, 2008, the Trust's 30-day SEC yield, based on market price, was 9.44%; its current yield was 8.84%, based on the market close on October 31, 2008, and the most recent monthly dividend.

Q What was the investment environment like during the six-month period ended October 31, 2008?

A The credit crisis triggered by subprime mortgage defaults continued to have an impact on municipal bonds during the six-month period ended October 31, 2008. In the second half of the period (August through October), both the investment-grade municipal bond market and the high-yield municipal bond market declined, with the former returning roughly - 4.5% and the latter returning roughly -12.7%. On a year-to-date basis (January through October
     2008), the two markets have returned about - 4.1% and -16.2%, respectively. Several factors contributed to the declines, including:

     o The sale of hundreds of millions of dollars of long-term bonds held by hedge funds. After several weeks of falling municipal bond prices, rising Treasury bond prices and sharply rising money market borrowing rates, some hedge funds were rapidly approaching insolvency. To protect themselves from default, some lenders forced the hedge funds to sell their long-term municipal bonds to raise cash.


4    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

     o Concerns over the downgrades of "monoline" insurers. Three of the largest bond insurers -- Financial Guarantee Insurance Company (FGIC), Municipal Bond Insurance Association (MBIA) and Ambac Financial Group (AMBAC) -- lost their AAA ratings because they had insured structured mortgage products that were tied to defaulting subprime mortgages. (A monoline insurer writes a single line of insurance contracts, such as credit insurance, which is similar to a financial guarantee.)

     o A crisis in the auction-rate securities market. As investment banks refused to support auctions for these securities, which are long-term bonds tied to short-term interest rates set at weekly, or monthly auctions, investors saw the auction market and their cash freeze up.

     o    Weak demand, as investors shied way from new bonds.

     o Lack of new issuance. Because of the winnowing of firms and rising debt costs, tax-exempt issuers have postponed several billion dollars in planned borrowing. Also, five of the largest 12 arrangers of municipal bond sales in 2007 were taken over or left the business altogether during 2008.

     In the face of all this, investors sold assets that had even the slightest bit of risk and moved to the Treasury market. As municipal bonds sold off, their prices declined and their yields rose substantially above Treasury yields. Rarely in history has the ratio of municipal bond yields to Treasury yields been so high. At one point, yields on top-rated 30-year municipal bonds as a percentage of 30-year U.S. Treasury yields reached 142%. (A basis point equals 1/100 of 1%.) The typical rate of municipal yields to Treasury yields has been closer to 85%.

Q Can you comment on the issues surrounding auction-rate preferred securities?

A The Trust has issued auction-rate preferred shares as a low-cost way of borrowing to provide leverage for the Trust. These auction-rate preferred shares typically have been purchased and sold at regularly scheduled auctions, giving investors in the preferred shares a source of financial liquidity while keeping the Trust's borrowing costs low. However, the aggravated problems in the credit markets have led to failed auctions for the preferred shares of many closed end funds, including Pioneer Municipal High Income Trust. Investors holding the preferred shares have been adversely affected because they have not had the ability to sell their shares at the auctions. When an auction fails, the Trust must pay higher interest rates on dividends to the holders of the preferred shares, consistent with the terms of documents authorizing the issuance of preferred shares.


         Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    5

     The Trust continues to pay all distributions in compliance with the terms of the auction-rate preferred share agreements. The distributions are at levels still sufficient to be an effective strategy in pursuit of the Trust's goals. The income from municipal bond investing has exceeded, and continues to exceed, the cost of borrowing money through auction-rate preferreds.

Q    How did you manage the Trust in this difficult environment?

A At the end of the six months on October 31, 2008, 44.4% of the Trust's total investments were in investment-grade bonds and 55.6% were in below investment-grade bonds. As has been the case in the past, we emphasized sectors that are fundamental to the U.S. economy. The largest allocations were to health care (27.5% of total investments) and transportation (8.6% of net assets). The Trust also had investments in education, housing, public power, water and sewer, and pollution control bonds. About 12.0% of the Trust's portfolio was in tobacco bonds, which are backed by tobacco companies' payments to states as part of the Master Settlement Agreement of 1998. A large percentage of the Trust's assets were invested in revenue bonds, on which the payment of interest and principal is derived from the revenues generated by the particular asset the bond was issued to finance. Because revenue bonds do not depend on the taxing power of the state, they may tend to hold their value when the economy is weak and revenues going into state coffers may decline.

Q What positions or investment strategies had the biggest effect on the Trust's performance?

A The Trust had indirect exposure to Lehman Brothers through a municipal bond issued in April 2008 by Main Street Natural Gas in Georgia. The issuer was established by the Municipal Gas Authority of Georgia to finance the cost of acquiring approximately a 30-year supply of gas, with the object of reselling gas to Georgia municipalities, as well as the city of Tallahassee (Florida). The guarantor in the case was Lehman Brothers Holdings, and proceeds from the bonds were paid to Lehman Brothers Commodities Services ("LBCS"), which was obliged to make payments to Main Street to cover the prepayment amount. With the bankruptcy of Lehman Brothers Holdings, LBCS was unable to fulfill its obligation to deliver gas. As a result, Main Street terminated its contract with Lehman and demanded repayment of the bond proceeds. Bondholders have become senior unsecured creditors of Lehman Brothers Holdings. As of October 31, 2008, the price of the bonds was approximately .155 cents on the dollar, reflecting the current clearing price of the bonds while bondholders and their lawyers determine the underlying recovery value on the bonds and the unsecured creditors' pool. Given the complex nature of the bankruptcy, this determination will take several months. Pioneer is participating in a creditors committee in efforts to increase client recoveries.


6    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

     There were several additional factors that led to the Trust's relative underperformance. Trust returns were held back by exposure to airline bonds, which were hit hard by higher jet fuel costs resulting from rising oil prices. Also, tobacco bonds did poorly in reaction to Standard & Poor's announcement that it was putting newer-issued tobacco bonds on credit watch because of concerns that, in a weak economy, some states may not have the money to retire their bonds. In addition, the Trust's increased cost of leveraging during the period exacerbated the decline in performance. And lastly, the Trust's high-yield bonds were disappointing. (As mentioned above, about 55.6% of the Trust was invested in below investment-grade, or high-yield bonds.)

Q    What is your investment outlook for the next six months?

A The problems that the municipal bond market experienced over the past several months were triggered largely by a lack of liquidity. As we look ahead, we expect liquidity to increase and the municipal market to return to more normal conditions. We believe there is exceptional value in the municipal market. Longer-term municipal bonds offer higher tax-free yields than investment-grade corporate bonds, and municipal bonds have had the lowest default rate of any bond category, except U.S. Treasuries. Over the next several months, we hope to take advantage of the higher yields and lower prices that municipal bonds provide.

Please refer to the Schedule of Investments on pages 12-20 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities held by the Trust will generally rise. By concentrating in municipal securities, the Trust is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 25% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.


         Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    7

Risks of investing in the Trust are discussed in greater detail in the Trust's registration statement on Form N-2 relating to its common shares.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

Portfolio Summary | 10/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

Health Revenue                                                          27.5%
Tobacco Revenue                                                         12.0%
Other Revenue                                                           11.4%
Insured                                                                 10.3%
Airport Revenue                                                          9.1%
Development Revenue                                                      6.5%
Facilities Revenue                                                       5.9%
Pollution Control Revenue                                                4.9%
Education Revenue                                                        3.0%
Transportation Revenue                                                   2.7%
General Obligation                                                       1.8%
Housing Revenue                                                          1.4%
Gaming Revenue                                                           1.1%
Airline Revenue                                                          0.8%
School District Revenue                                                  0.7%
Utilities Revenue                                                        0.6%
Power Revenue                                                            0.3%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

0-1 year                                                                 3.7%
1-3 years                                                                7.6%
3-6 years                                                               18.9%
6-8 years                                                                9.2%
8-10 years                                                              25.3%
10+ years                                                               35.3%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

AAA                                                                     20.3%
AA                                                                       5.3%
A                                                                        1.5%
BBB                                                                     17.3%
BB                                                                       7.0%
B                                                                        6.2%
CCC                                                                      2.0%
C                                                                        0.1%
D                                                                        0.5%
Not Rated                                                               39.8%

The portfolio is actively managed and current holdings may be different.

         Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    9

Prices and Distributions | 10/31/08

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        10/31/08                    4/30/08
--------------------------------------------------------------------------------
                        $   9.50                    $ 13.88
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        10/31/08                    4/30/08
--------------------------------------------------------------------------------
                        $  10.80                    $ 14.07
--------------------------------------------------------------------------------

Distributions per Common Share: 5/1/08-10/31/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                      Investment      Short-Term         Long-Term
                        Income       Capital Gains     Capital Gains
--------------------------------------------------------------------------------
                        $ 0.4200         $ --              $ --
--------------------------------------------------------------------------------

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.   Allegheny County Hospital Development Authority Revenue, 9.25%, 11/15/30                      4.17%
 2.   Tobacco Settlement Financing Corp., 6.75%, 6/1/39                                             3.40
 3.   Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue, 0.0%, 6/15/22           3.14
 4.   Non-Profit Preferred Funding Trust I,12.0%, 9/15/37 (144A)                                    2.72
 5.   North Texas Tollway Authority Revenue, 5.75%, 1/1/33                                          2.56
 6.   Connecticut Health & Educational Facilities Authority Revenue, RIB, 7.724%, 7/1/42 (144A)     2.52
 7.   Oklahoma Development Finance Authority Revenue, 5.625%, 8/15/29                               2.48
 8.   Golden State Tobacco Securitization Corp., 7.875%, 6/1/42                                     2.44
 9.   Johnson City Health & Educational Facilities Board Hospital Revenue, 7.5%, 7/1/33             2.44
10.   New Jersey Economic Development Authority Revenue, 6.25%, 9/15/29                             2.24

* This list excludes temporary cash. The portfolio is actively managed, and currently holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


10    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

Performance Update | 10/31/08

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Trust, compared to that of the Barclay's Capital Municipal Bond Index and Barclay's Capital High Yield Municipal Bond Index.


Cumulative Total Returns
(As of October 31, 2008)
----------------------------------------------
                   Net Asset         Market
Period             Value ("NAV")     Price
----------------------------------------------
Life-of-Class
(7/17/2003)             5.50%        -11.35%
5 Years                 1.79         -12.20
1 Year                -24.89         -30.68
----------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                                                                   Barclay's Capital
                Pioneer Municipal       Barclay's Capital        High Yield Municipal
                High Income Trust      Municipal Bond Index*          Bond Index*
7/03                10,000                   10,000                      10,000
10/03               10,097                   10,319                      10,166
10/04               10,447                   10,941                      10,112
10/05               11,813                   11,219                       9,990
10/06               11,991                   11,863                      10,092
10/07               12,789                   12,209                      10,033
10/08                8,865                   11,805                       9,042

*    Index comparison begins July 31, 2003

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

The Barclay's Capital Municipal Bond Index is a broad measure of the municipal bond market. Barclay's Capital High Yield Municipal Bond Index totals over $26 billion in market value and maintains over 1300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.


        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    11

Schedule of Investments | 10/31/08 (unaudited)


------------------------------------------------------------------------------------------------------
                    S&P/Moody's
Principal           Ratings
Amount              (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                  TAX EXEMPT OBLIGATIONS -- 135.5% of Net Assets
                                  Alabama -- 1.5%
  $   1,500,000+       BBB/NR     Camden Alabama Industrial Development Board,
                                  6.125%, 12/1/24                                        $   1,667,835
      1,000,000         NR/NR     Huntsville-Redstone Village Special Care Facilities
                                  Financing Authority, 5.5%, 1/1/28                            676,120
      2,000,000         NR/NR     Huntsville-Redstone Village Special Care Facilities
                                  Financing Authority, 5.5%, 1/1/43                          1,232,600
                                                                                         -------------
                                                                                         $   3,576,555
------------------------------------------------------------------------------------------------------
                                  Arizona -- 2.1%
      5,000,000       BB+/Baa3    Apache County Industrial Development Authority,
                                  5.85%, 3/1/28                                          $   3,703,150
        980,000        NR/Baa3    Pima County Industrial Development Authority,
                                  7.25%, 7/1/31                                                862,429
        500,000        NR/Baa2    Yavapai County Industrial Development Authority,
                                  6.0%, 8/1/33                                                 424,485
                                                                                         -------------
                                                                                         $   4,990,064
------------------------------------------------------------------------------------------------------
                                  California -- 11.5%
      7,885,000(a)     AAA/NR     California State University Revenue, RIB,
                                  1.578%, 11/1/39 (144A)                                 $   5,621,847
      4,500,000         NR/NR     California Statewide Communities Development
                                  Authority Environmental Facilities Revenue,
                                  9.0%, 12/1/38                                              3,918,555
      1,000,000        BB+/NR     California Statewide Communities Development
                                  Authority Revenue, 7.25%, 10/1/38                            821,150
      5,150,000+       AAA/Aaa    Golden State Tobacco Securitization Corp.,
                                  7.8%, 6/1/42                                               6,024,882
      7,000,000+       AAA/Aaa    Golden State Tobacco Securitization Corp.,
                                  7.875%, 6/1/42                                             8,210,090
      2,500,000        AA/Aa1     University of California Revenue, 5.0%, 5/15/25            2,423,350
        655,000(b)      C/NR      Valley Health System Hospital Revenue,
                                  6.5%, 5/15/25                                                402,497
                                                                                         -------------
                                                                                         $  27,422,371
------------------------------------------------------------------------------------------------------
                                  Connecticut -- 5.2%
     10,335,000(a)      NR/NR     Connecticut Health & Educational Facilities Authority
                                  Revenue, RIB, 7.724%, 7/1/42 (144A)                    $   8,463,538
      5,000,000         BB/NR     Mohegan Tribe Indians Gaming Authority,
                                  6.25%, 1/1/31                                              3,860,450
                                                                                         -------------
                                                                                         $  12,323,988
------------------------------------------------------------------------------------------------------
                                  Delaware -- 0.4%
        765,000         NR/NR     Sussex County Delaware Revenue, 5.9%, 1/1/26           $     559,001
        600,000         NR/NR     Sussex County Delaware Revenue, 6.0%, 1/1/35                 414,546
                                                                                         -------------
                                                                                         $     973,547
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

---------------------------------------------------------------------------------------------------
                   S&P/Moody's
Principal          Ratings
Amount             (unaudited)                                                        Value
---------------------------------------------------------------------------------------------------
                                 District of Columbia -- 3.7%
  $  5,000,000       BBB/Baa3    District of Columbia Tobacco Settlement Financing
                                 Corp., 6.5%, 5/15/33                                 $   3,954,550
     6,000,000       BBB/Baa3    District of Columbia Tobacco Settlement Financing
                                 Corp., 6.75%, 5/15/40                                    4,826,640
                                                                                      -------------
                                                                                      $   8,781,190
---------------------------------------------------------------------------------------------------
                                 Florida -- 4.0%
     1,800,000         NR/NR     Beacon Lakes Community Development,
                                 6.9%, 5/1/35                                         $   1,428,210
     2,500,000         NR/NR     Liberty County Subordinate Revenue, 8.25%, 7/1/28        2,159,450
     1,000,000         NR/NR     St. Johns County Industrial Development Authority
                                 Revenue, 5.25%, 1/1/26                                     670,560
     2,000,000         NR/NR     St. Johns County Industrial Development Authority
                                 Revenue, 5.375%, 1/1/40                                  1,206,880
     5,000,000        NR/Baa2    Tallahassee Health Facilities Revenue,
                                 6.375%, 12/1/30                                          4,150,200
                                                                                      -------------
                                                                                      $   9,615,300
---------------------------------------------------------------------------------------------------
                                 Georgia -- 3.4%
     4,240,000(a)      NR/NR     Atlanta Georgia Water & Waste Revenue, RIB,
                                 1.484%, 11/1/43 (144A)                               $   2,558,501
     2,400,000         NR/NR     Fulton County Residential Care Facilities Revenue,
                                 5.0%, 7/1/27                                             1,534,584
     2,600,000         NR/NR     Fulton County Residential Care Facilities Revenue,
                                 5.125%, 7/1/42                                           1,515,098
     7,500,000(b)     D/Caa3     Main Street Natural Gas Project Revenue,
                                 6.25%, 7/15/33                                           1,162,500
     4,500,000(b)     D/Caa3     Main Street Natural Gas Project Revenue,
                                 6.375%, 7/15/38                                            697,500
     1,000,000         NR/NR     Rockdale County Development Authority Revenue,
                                 6.125%, 1/1/34                                             732,410
                                                                                      -------------
                                                                                      $   8,200,593
---------------------------------------------------------------------------------------------------
                                 Guam -- 1.5%
     5,000,000         NR/NR     Northern Mariana Islands, 5.0%, 10/1/22              $   3,610,300
---------------------------------------------------------------------------------------------------
                                 Idaho -- 1.5%
     5,000,000       BBB/Baa2    Power County Industrial Development Corp.,
  ------------       --------
                                 6.45%, 8/1/32                                        $   3,662,300
---------------------------------------------------------------------------------------------------
                                 Illinois -- 7.2%
     1,000,000         NR/NR     Centerpoint Intermodal Center, 8.0%,
                                 6/15/23 (144A)                                       $     817,460
     1,000,000         NR/NR     Illinois Finance Authority Revenue, 6.0%, 11/15/27         728,990
     4,000,000         NR/NR     Illinois Finance Authority Revenue, 6.0%, 11/15/39       2,726,200
     1,500,000         NR/NR     Illinois Health Facilities Authority Revenue,
                                 6.9%, 11/15/33                                           1,137,900

The accompanying notes are an integral part of these financial statements.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    13

-------------------------------------------------------------------------------------------------------
                      S&P/Moody's
Principal             Ratings
Amount                (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------
                                    Illinois -- (continued)
   $   16,880,000(c)     AAA/A1     Metropolitan Pier & Exposition Authority Dedicated
                                    State Tax Revenue, 0.0%, 6/15/22                      $  10,544,430
        1,800,000         NR/NR     Southwestern Illinois Development Authority Revenue,
                                    5.625%, 11/1/26                                           1,367,532
                                                                                          -------------
                                                                                          $  17,322,512
-------------------------------------------------------------------------------------------------------
                                    Indiana -- 3.5%
        5,000,000         A+/A2     Indiana Health & Educational Facility Financing
                                    Authority Hospital Revenue, 5.0%, 2/15/39             $   3,511,950
        1,000,000       BBB+/Baa1   Indiana State Development Finance Authority Revenue,
                                    5.6%, 12/1/32                                               736,880
        4,300,000        BBB+/NR    Indiana State Development Finance Authority Revenue,
                                    5.75%, 10/1/11                                            4,133,934
                                                                                          -------------
                                                                                          $   8,382,764
-------------------------------------------------------------------------------------------------------
                                    Louisiana -- 2.1%
        1,500,000        BB+/Ba3    Louisiana Local Government Environmental Facilities
                                    Revenue, 6.75%, 11/1/32                               $   1,135,350
        5,000,000         NR/A3     Louisiana Public Facilities Authority Revenue,
                                    5.5%, 5/15/47                                             3,864,800
                                                                                          -------------
                                                                                          $   5,000,150
-------------------------------------------------------------------------------------------------------
                                    Massachusetts -- 5.5%
        2,920,000        NR/Ba1     Massachusetts Development Finance Agency Revenue,
                                    6.0%, 11/1/28                                         $   2,152,536
        2,440,000         NR/NR     Massachusetts Development Finance Agency Revenue,
                                    7.1%, 7/1/32                                              2,093,764
        3,500,000       BBB/Baa3    Massachusetts Health & Educational Facilities
                                    Authority Revenue, 6.25%, 7/1/22                          3,080,525
        2,500,000         NR/NR     Massachusetts Health & Educational Facilities
                                    Authority Revenue, 6.5%, 1/15/38                          1,866,250
        5,000,000        BB-/NR     Massachusetts Health & Educational Facilities
                                    Authority Revenue, 6.75%, 10/1/33                         3,958,500
                                                                                          -------------
                                                                                          $  13,151,575
-------------------------------------------------------------------------------------------------------
                                    Michigan -- 2.4%
          950,000         NR/NR     Doctor Charles Drew Academy, 5.7%, 11/1/36            $     559,141
        1,700,000        NR/Ba1     Flint Michigan Hospital Building Authority Revenue,
                                    5.25%, 7/1/16                                             1,381,930
        1,500,000         BB/NR     John Tolfree Health System Corp., 6.0%, 9/15/23           1,172,805
        2,000,000        BB-/Ba3    Michigan State Hospital Finance Authority Revenue,
                                    5.5%, 8/15/23                                             1,475,540
        1,470,000        BB+/NR     Star International Academy Certificates of
                                    Participation, 6.125%, 3/1/37                             1,066,573
                                                                                          -------------
                                                                                          $   5,655,989
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

---------------------------------------------------------------------------------------------------
                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------
                               Minnesota -- 0.6%
 $   1,675,000      BB-/NR     Duluth Economic Development Authority Health Care
                               Facilities Revenue, 7.25%, 6/15/32                     $   1,447,049
---------------------------------------------------------------------------------------------------
                               Mississippi -- 1.0%
     3,000,000      BBB/Ba1    Mississippi Business Finance Corp. Pollution Control
                               Revenue, 5.9%, 5/1/22                                  $   2,421,900
---------------------------------------------------------------------------------------------------
                               Montana -- 0.4%
     1,600,000       NR/NR     Two Rivers Authority, Inc. Correctional Facility
                               Improvement Revenue, 7.375%, 11/1/27                   $     942,080
---------------------------------------------------------------------------------------------------
                               Nebraska -- 0.7%
     2,000,000       NR/NR     Grand Island Solid Waste Disposal Facilities Revenue,
                               7.0%, 6/1/23                                           $   1,624,260
---------------------------------------------------------------------------------------------------
                               Nevada -- 1.5%
     4,600,000      BB+/NR     Clark County Industrial Development Revenue,
                               5.5%, 10/1/30                                          $   3,054,538
     2,000,000       NR/NR     Nevada State Department of Business & Industry,
                               7.25%, 1/1/23                                                464,600
                                                                                      -------------
                                                                                      $   3,519,138
---------------------------------------------------------------------------------------------------
                               New Hampshire -- 0.3%
     1,000,000      BBB/NR     New Hampshire Health & Educational Facilities
                               Authority Revenue, 5.375%, 1/1/34                      $     727,440
---------------------------------------------------------------------------------------------------
                               New Jersey -- 10.4%
     2,000,000       B/B3      New Jersey Economic Development Authority Revenue,
                               6.25%, 9/15/19                                         $   1,311,260
    13,350,000       B/B3      New Jersey Economic Development Authority Revenue,
                               6.25%, 9/15/29                                             7,512,579
     1,000,000       B/B3      New Jersey Economic Development Authority Revenue,
                               6.4%, 9/15/23                                                615,630
     6,150,000       B/B3      New Jersey Economic Development Authority Revenue,
                               7.0%, 11/15/30                                             3,964,843
    10,000,000+     AAA/Aaa    Tobacco Settlement Financing Corp., 6.75%, 6/1/39         11,428,600
                                                                                      -------------
                                                                                      $  24,832,912
---------------------------------------------------------------------------------------------------
                               New Mexico -- 1.5%
     1,500,000       NR/NR     Otero County New Mexico Project Revenue,
                               6.0%, 4/1/23                                           $   1,225,410
     2,960,000       NR/NR     Otero County New Mexico Project Revenue,
                               6.0%, 4/1/28                                               2,267,834
                                                                                      -------------
                                                                                      $   3,493,244
---------------------------------------------------------------------------------------------------
                               New York -- 11.1%
     2,500,000     BBB+/Baa2   Albany New York Industrial Development Agency Civic
                               Facilities Revenue, 5.25%, 11/15/27                    $   2,007,750
     3,000,000       NR/NR     Dutchess County Industrial Development Agency
                               Revenue, 7.5%, 3/1/29                                      2,868,270

The accompanying notes are an integral part of these financial statements.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    15

----------------------------------------------------------------------------------------------------
                   S&P/Moody's
Principal          Ratings
Amount             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------
                                 New York -- (continued)
  $  2,000,000         NR/NR     Nassau County New York Industrial Development
                                 Agency Revenue, 6.7%, 1/1/43                          $   1,574,140
     2,000,000         NR/NR     New York City Industrial Development Agency,
                                 5.375%, 6/1/23                                            1,642,240
    12,990,000       CCC+/Caa2   New York City Industrial Development Agency,
                                 6.9%, 8/1/24                                              5,715,600
     7,040,000(a)      NR/NR     New York State Dormitory Authority Revenue, RIB,
                                 8.429%, 7/1/26 (144A)                                     7,133,421
     2,000,000         NR/NR     Suffolk County Industrial Development Agency,
                                 7.25%, 1/1/30                                             1,662,940
     4,000,000        AA/Aa3     Triborough Bridge & Tunnel Authority Revenue,
                                 5.25%, 11/15/30                                           3,903,000
                                                                                       -------------
                                                                                       $  26,507,361
----------------------------------------------------------------------------------------------------
                                 North Carolina -- 2.6%
     4,030,000         NR/NR     Charlotte North Carolina Special Facilities Revenue,
                                 5.6%, 7/1/27                                          $   2,055,219
     5,740,000         NR/NR     Charlotte North Carolina Special Facilities Revenue,
                                 7.75%, 2/1/28                                             4,084,182
                                                                                       -------------
                                                                                       $   6,139,401
----------------------------------------------------------------------------------------------------
                                 Oklahoma -- 6.8%
     3,000,000+       AAA/Aaa    Oklahoma Development Finance Authority Revenue,
                                 5.625%, 8/15/19                                       $   3,118,380
     8,000,000+       AAA/Aaa    Oklahoma Development Finance Authority Revenue,
                                 5.625%, 8/15/29                                           8,315,680
     1,225,000        B-/Caa2    Tulsa Municipal Airport Revenue, 6.25%, 6/1/20              818,753
     4,350,000        B-/Caa2    Tulsa Municipal Airport Revenue, 7.35%, 12/1/11           3,891,597
                                                                                       -------------
                                                                                       $  16,144,410
----------------------------------------------------------------------------------------------------
                                 Pennsylvania -- 8.3%
     3,000,000        BB/Ba3     Allegheny County Hospital Development Authority
                                 Revenue, 5.0%, 11/15/28                               $   1,717,230
     1,550,000        NR/Baa2    Allegheny County Hospital Development Authority
                                 Revenue, 5.125%, 5/1/25                                   1,243,611
    12,300,000+       AAA/Ba3    Allegheny County Hospital Development Authority
                                 Revenue, 9.25%, 11/15/30                                 14,016,834
     1,000,000         B-/NR     Columbia County Hospital Authority Health Care
                                 Revenue, 5.9%, 6/1/29                                       671,080
       925,000        BBB/Ba2    Hazleton Health Services Authority Hospital Revenue,
                                 5.625%, 7/1/17                                              753,200
     1,280,000         NR/B2     Langhorne Manor Borough Higher Education & Health
                                 Authority Revenue, 7.35%, 7/1/22                          1,102,093
       500,000        BBB+/NR    Pennsylvania Higher Educational Facilities Authority
                                 Revenue, 5.4%, 7/15/36                                      402,130
                                                                                       -------------
                                                                                       $  19,906,178
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

----------------------------------------------------------------------------------------------------
                   S&P/Moody's
Principal          Ratings
Amount             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------
                                 Rhode Island -- 2.1%
  $  6,000,000         NR/NR     Central Falls Detention Facilities Revenue,
                                 7.25%, 7/15/35                                        $   5,128,980
----------------------------------------------------------------------------------------------------
                                 South Carolina -- 2.7%
     5,185,000+      BBB+/Baa1   South Carolina Jobs Economic Development Authority
                                 Revenue, 6.375%, 8/1/34                               $   5,741,610
       665,000+      BBB+/Baa1   South Carolina Jobs Economic Development Authority
                                 Revenue, 6.375%, 8/1/34                                     747,121
                                                                                       -------------
                                                                                       $   6,488,731
----------------------------------------------------------------------------------------------------
                                 Tennessee -- 4.3%
     7,000,000+       BBB+/A2    Johnson City Health & Educational Facilities Board
                                 Hospital Revenue, 7.5%, 7/1/33                        $   8,195,950
     2,480,000         NR/A1     Knox County Health, Educational & Housing Facilities
                                 Board Hospital Revenue, 6.375%, 4/15/22                   2,188,625
                                                                                       -------------
                                                                                       $  10,384,575
----------------------------------------------------------------------------------------------------
                                 Texas -- 15.5%
     1,345,000        NR/Ba2     Bexar County Housing Finance Corp., 8.0%, 12/1/36     $   1,144,703
     1,000,000       CCC+/Caa2   Dallas-Fort Worth International Airport Revenue,
                                 6.0%, 11/1/14                                               550,380
     4,000,000         NR/NR     Decatur Hospital Authority Revenue, 7.0%, 9/1/25          3,333,480
     1,000,000+        NR/NR     Georgetown Health Facilities Development Corp.,
                                 6.25%, 8/15/29                                            1,049,210
     2,000,000         NR/NR     Gulf Coast Industrial Development Authority Revenue,
                                 7.0%, 12/1/36                                             1,413,440
     3,750,000         B-/B3     Houston Airport System Special Facilities Revenue,
                                 5.7%, 7/15/29                                             2,043,825
     5,340,000         NR/NR     Lubbock Health Facilities Development Corp.,
                                 6.625%, 7/1/36                                            4,051,191
    10,000,000        BBB+/A3    North Texas Tollway Authority Revenue,
                                 5.75%, 1/1/33                                             8,613,900
     2,810,000(a)     NR/Aaa     Northside Independent School District, RIB,
                                 7.756%, 6/15/33 (144A)                                    2,429,835
       500,000       CCC/Caa1    Sabine River Authority Pollution Control Revenue,
                                 6.15%, 8/1/22                                               340,725
     7,040,000(a)     NR/Aa1     Texas State, RIB, 8.027%, 4/1/30 (144A)                   6,068,621
       735,000(d)     AAA/NR     Willacy County Local Government Corp. Revenue,
                                 6.0%, 3/1/09                                                744,217
     1,075,000         NR/NR     Willacy County Local Government Corp. Revenue,
                                 6.0%, 9/1/10                                              1,027,335
     5,250,000         NR/NR     Willacy County Local Government Corp. Revenue,
                                 6.875%, 9/1/28                                            4,290,353
                                                                                       -------------
                                                                                       $  37,101,215
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    17

-----------------------------------------------------------------------------------------------------------
                          S&P/Moody's
Principal                 Ratings
Amount                    (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------------
                                        Utah -- 0.2%
    $      800,000            NR/NR     Spanish Fork City Charter School Revenue,
                                        5.55%, 11/15/26 (144A)                                $     595,432
-----------------------------------------------------------------------------------------------------------
                                        Vermont -- 0.6%
         1,500,000            A-/A3     Vermont Educational & Health Buildings Financing
                                        Agency Revenue, 6.0%, 10/1/28                         $   1,434,510
-----------------------------------------------------------------------------------------------------------
                                        Virginia -- 0.4%
         1,000,000          BBB+/Baa2   Peninsula Ports Authority, 6.0%, 4/1/33               $     852,770
-----------------------------------------------------------------------------------------------------------
                                        Washington -- 8.7%
         4,710,000            AA/A2     Spokane Public Facilities District Hotel/Motel Tax &
                                        Sales, 5.75%, 12/1/27                                 $   4,738,543
         7,025,000          BBB/Baa3    Tobacco Settlement Authority Revenue,
                                        6.625%, 6/1/32                                            5,722,565
        14,315,000           AA+/Aa1    Washington State General Obligation, 0.0%, 6/1/22         6,733,776
         5,000,000            NR/NR     Washington State Housing Finance Committee
                                        Nonprofit Revenue, 5.625%, 1/1/27                         3,559,700
                                                                                              -------------
                                                                                              $  20,754,584
-----------------------------------------------------------------------------------------------------------
                                        Wisconsin -- 0.3%
         2,320,000            NR/NR     Aztalan Wisconsin Exempt Facilities Revenue,
                                        7.5%, 5/1/18                                          $     811,977
-----------------------------------------------------------------------------------------------------------
                                        TOTAL TAX-EXEMPT OBLIGATIONS
                                        (Cost $385,513,780)                                   $ 323,927,345
-----------------------------------------------------------------------------------------------------------
                                        MUNICIPAL COLLATERALIZED DEBT OBLIGATION -- 3.8% of
                                        Net Assets
        10,000,000(e)(f)      NR/NR     Non-Profit Preferred Funding Trust I, 12.0%,
                                        9/15/37 (144A)                                        $   9,150,500
-----------------------------------------------------------------------------------------------------------
                                        TOTAL MUNICIPAL COLLATERALIZED DEBT
                                        OBLIGATION
                                        (Cost $10,000,000)                                    $   9,150,500
-----------------------------------------------------------------------------------------------------------
       Shares

                                        COMMON STOCK -- 1.1% of Net Assets
           247,453(g)                   Delta Air Lines, Inc.                                 $   2,717,028
-----------------------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCK
                                        (Cost $6,612,756)                                     $   2,717,028
-----------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN SECURITIES -- 140.4%
                                        (Cost $402,126,536) (h)(i)                            $ 335,794,873
-----------------------------------------------------------------------------------------------------------
                                        OTHER ASSETS AND LIABILITIES -- 1.8%                  $   4,341,349
-----------------------------------------------------------------------------------------------------------
                                        PREFERRED SHARES AT REDEMPTION VALUE,
                                        INCLUDING DIVIDENDS PAYABLE -- (42.2)%                $(101,021,047)
-----------------------------------------------------------------------------------------------------------
                                        NET ASSETS APPLICABLE TO COMMON
                                        SHAREOWNERS -- 100.0%                                 $ 239,115,175
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

18    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

RIB    Residual Interest Bonds

NR     Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2008 the value of these securities amounted to $42,839,155 or 17.9% of net assets applicable to common shareowners.

+ Prerefunded bonds have been collateralized by U.S. Treasury securities or U.S. Government Agencies which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the coupon rate at October 31, 2008.

(b)    Security is in default and is non-income producing.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the coupon rate at October 31, 2008.

(d)    Escrow to maturity.

(e) The interest rate is subject to change periodically. The interest rate shown is the coupon rate at October 31, 2008.

(f) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $10,000,000. The aggregate value $9,150,500 represents 3.8% of the net assets applicable to common shareowners.

(g)    Non-income producing.

(h) The concentration of investments by type of obligation/market sector is as follows:

       Insured:
         MBIA                                                           7.8%
         ACA                                                            1.1
         FSA                                                            0.8
         AMBAC                                                          0.7
       General Obligation                                               1.8
       Revenue Bonds:
         Health Revenue                                                27.8
         Tobacco Revenue                                               12.1
         Other Revenue                                                 11.5
         Airport Revenue                                                9.2
         Development Revenue                                            6.4
         Facilities Revenue                                             6.0
         Pollution Control Revenue                                      4.9
         Education Revenue                                              3.0
         Transportation Revenue                                         2.7
         Housing Revenue                                                1.4
         Gaming Revenue                                                 1.2
         School District Revenue                                        0.7
         Utilities Revenue                                              0.6
         Power Revenue                                                  0.3
                                                                      -----
                                                                      100.0%
                                                                      -----

The accompanying notes are an integral part of these financial statements.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    19

(i) At October 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $400,198,688 was as follows:



       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                               $   14,370,477
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                  (78,774,292)
                                                                                     --------------
       Net unrealized loss                                                           $  (64,403,815)
                                                                                     --------------

For financial reporting purposes net unrealized loss on investments was $66,331,663 and cost of investments aggregated $402,126,536.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2008, aggregated $38,015,055 and $37,538,306 respectively.

FAS 157 Footnote Disclosures

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of October 31, 2008, in valuing the Trust's assets:



                                                                        Other
                                                      Investments     Financial
 Valuation Inputs                                   in Securities     Instruments*
 Level 1 -- Quoted Prices                           $  2,717,028      $       --
 Level 2 -- Other Significant Observable Inputs      333,077,845        (141,548)
 Level 3 -- Significant Unobservable Inputs                  --               --
--------------------------------------------------------------------------------
 Total                                              $335,794,873      $ (141,548)
--------------------------------------------------------------------------------

*    Other financial instruments consists of interest rate swaps.

The accompanying notes are an integral part of these financial statements.

20    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

Statement of Assets and Liabilities | 10/31/08 (unaudited)

ASSETS:
  Investments in securities, at value (cost $402,126,536)                   $335,794,873
  Receivables --
   Investment securities sold                                                    280,000
   Interest                                                                    8,442,012
  Prepaid expenses                                                                30,525
-----------------------------------------------------------------------------------------
     Total assets                                                           $344,547,410
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                          $    898,714
  Due to custodian                                                             3,077,865
  Due to affiliates                                                              182,890
  Administration fee payable                                                      20,733
  Unrealized depreciation on interest rate swaps                                 141,548
  Accrued expenses                                                                89,438
-----------------------------------------------------------------------------------------
     Total liabilities                                                      $  4,411,188
-----------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 4,040 shares,
   including dividends payable of $21,047                                   $101,021,047
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                           $315,434,908
  Undistributed net investment income                                          5,412,614
  Accumulated net realized loss on investments and interest rate swaps       (15,259,136)
  Net unrealized loss on investments                                         (66,331,663)
  Net unrealized loss on interest rate swaps                                    (141,548)
-----------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                            $239,115,175
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value, (unlimited number of shares authorized)
  Based on $239,115,175/22,140,525 common shares                            $      10.80
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    21

Statement of Operations (unaudited)

For the Six Months Ended 10/31/08

INVESTMENT INCOME:
  Interest                                                                           $ 13,893,305
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $   1,190,504
  Administration fees                                                    173,615
  Transfer agent fees and expenses                                        18,929
  Auction agent fees                                                     134,995
  Custodian fees                                                          24,818
  Registration fees                                                       11,973
  Professional fees                                                       51,434
  Printing expense                                                        12,348
  Trustees' fees                                                           6,775
  Pricing fees                                                             9,483
  Miscellaneous                                                           16,911
-------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  1,651,785
-------------------------------------------------------------------------------------------------
       Net investment income                                                         $ 12,241,520
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
INTEREST RATE SWAPS:
  Net realized gain (loss) from:
   Investments                                                     $   1,650,086
   Interest rate swaps                                                   (96,141)    $  1,553,945
-------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) from:
   Investments                                                     $ (74,953,451)
   Interest rate swaps                                                   109,357     $(74,844,094)
-------------------------------------------------------------------------------------------------
   Net loss on investments and interest rate swaps                                   $(73,290,149)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME:                                                                   $ (1,945,143)
-------------------------------------------------------------------------------------------------
  Net decrease in net assets applicable to common shareowners
   resulting from operations                                                         $(62,993,772)
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

Statement of Changes in Net Assets

For the Six Months Ended 10/31/08 and Year Ended 4/30/08, respectively

                                                                    Six Months Ended      Year
                                                                    10/31/08              Ended
                                                                    (unaudited)           4/30/08
FROM OPERATIONS:
Net investment income                                                  $  12,241,520      $ 23,933,484
Net realized gain (loss) on investments and interest rate swaps            1,553,945        (2,753,968)
Change in net unrealized gain (loss) on investments and interest
  rate swaps                                                             (74,844,094)      (42,308,635)
Distributions to preferred shareowners from net investment
  income                                                                  (1,945,143)       (3,773,609)
-------------------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to common
     shareowners resulting from operations                             $ (62,993,772)     $(24,902,728)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
   ($0.42 and $0.83 per share, respectively)                           $  (9,297,231)     $(18,449,784)
-------------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                         $  (9,297,231)     $(18,449,784)
-------------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                          $     175,511      $     96,845
-------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from Trust share transactions               $     175,511      $     96,845
-------------------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to common
     shareowners                                                       $ (72,115,492)     $(43,255,667)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                                      311,230,667       354,486,334
-------------------------------------------------------------------------------------------------------
End of period                                                          $ 239,115,175      $311,230,667
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                    $   5,412,614      $  4,413,468
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    23

Financial Highlights

                                                             For the
                                                             Six Months Ended   Year        Year
                                                             10/31/08           Ended       Ended
                                                             (unaudited)        4/30/08     4/30/07
Per Common Share Operating Performance
Net asset value, beginning of period                            $    14.07        $ 16.02    $ 15.15
----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                          $     0.55        $  1.08    $  1.02
 Net realized and unrealized gain (loss) on investments and
  interest rate swaps                                                (3.31)        ( 2.03)      0.78
 Dividends and distributions to preferred shareowners from:
  Net investment income                                              (0.09)         (0.17)     (0.16)
  Net realized gains                                                    --             --          --
----------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations             $    (2.85)       $ (1.12)   $  1.64
Dividends and distributions to common shareowners from:
 Net investment income                                               (0.42)         (0.83)     (0.77)
 Net realized gains                                                     --             --         --
Capital charge with respect to issuance of:
 Common shares                                                          --             --         --
 Preferred shares                                                       --             --         --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $    (3.27)       $ (1.95)   $  0.87
----------------------------------------------------------------------------------------------------
Net asset value, end of period(e)                               $    10.80        $ 14.07    $ 16.02
====================================================================================================
Market value, end of period(e)                                  $     9.50        $ 13.88    $ 15.05
----------------------------------------------------------------------------------------------------
Total return at market value(f)                                     (29.14)%        (2.28)%    20.04%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                      1.12%(h)       1.03%      1.06%
 Net investment income before preferred share dividends               8.30%(h)       7.17%      6.49%
 Preferred share dividends                                            1.32%(h)       1.13%      1.01%
 Net investment income available to common shareowners                6.98%(h)       6.04%      5.48%


                                                               Year        Year             7/21/03(b)
                                                               Ended       Ended            to
                                                               4/30/06     4/30/05          4/30/04
Per Common Share Operating Performance
Net asset value, beginning of period                           $ 15.62      $   14.76        $    14.33(c)
----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                         $  1.02      $    1.14        $     0.80
 Net realized and unrealized gain (loss) on investments and
  interest rate swaps                                            (0.48)          0.95              0.46
 Dividends and distributions to preferred shareowners from:
  Net investment income                                          (0.12)         (0.07)            (0.02)
  Net realized gains                                                --           0.00 (d)            --
----------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations            $  0.42      $    2.02        $     1.24
Dividends and distributions to common shareowners from:
 Net investment income                                           (0.89)         (1.07)            (0.72)
 Net realized gains                                                 --          (0.09)               --
Capital charge with respect to issuance of:
 Common shares                                                      --           0.00 (d)         (0.03)
 Preferred shares                                                   --             --             (0.06)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.47)     $    0.86        $     0.43
----------------------------------------------------------------------------------------------------------
Net asset value, end of period(e)                              $ 15.15      $   15.62        $    14.76
==========================================================================================================
Market value, end of period(e)                                 $ 13.22      $   14.33        $    13.70
----------------------------------------------------------------------------------------------------------
Total return at market value(f)                                  (1.85)%        13.34%            (4.11)%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                  1.03%          1.04%             0.95% (h)
 Net investment income before preferred share dividends           6.64%          7.60%             6.91% (h)
 Preferred share dividends                                        0.80%          0.43%             0.21% (h)
 Net investment income available to common shareowners            5.84%          7.17%             6.70% (h)

The accompanying notes are an integral part of these financial statements.

24  Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

Financial Highlights

The accompanying notes are an integral part of these financial statements.
                                                                          For the
                                                                          Six Months Ended  Year         Year
                                                                          10/31/08          Ended        Ended
                                                                          (unaudited)       4/30/08      4/30/07
Portfolio turnover                                                               10%(h)           17%          18%
Net assets of common shareowners, end of period (in thousands)             $239,115         $311,231     $354,486
Preferred shares outstanding (in thousands)                                $101,000         $101,000     $101,000
Asset coverage per preferred share, end of period(i)                       $ 84,192         $102,047     $112,759
Average market value per preferred share                                   $ 25,000         $ 25,000     $ 25,000
Liquidation value, including dividends payable, per preferred share        $ 25,005         $ 25,010     $ 25,014
Ratios to average net assets of common shareowners before
 waivers and reimbursement of expenses(j)
 Net expenses(g)                                                               1.12%(h)         1.03%        1.06%
 Net investment income before preferred share dividends                        8.30%(h)         7.17%        6.49%
 Preferred share dividends                                                     1.32%(h)         1.13%        1.01%
 Net investment income available to common shareowners                         6.98%(h)         6.04%        5.48%
------------------------------------------------------------------------------------------------------------------


                                                                           Year         Year         7/21/03(b)
                                                                           Ended        Ended        to
                                                                           4/30/06      4/30/05      4/30/04
Portfolio turnover                                                               20%          25%            54%
Net assets of common shareowners, end of period (in thousands)             $335,121     $345,555      $ 326,590
Preferred shares outstanding (in thousands)                                $101,000     $101,000      $ 101,000
Asset coverage per preferred share, end of period(i)                       $107,962     $110,533      $ 105,839
Average market value per preferred share                                   $ 25,000     $ 25,000      $  25,000
Liquidation value, including dividends payable, per preferred share        $ 25,011     $ 25,000      $  25,000
Ratios to average net assets of common shareowners before
 waivers and reimbursement of expenses(j)
 Net expenses(g)                                                               1.03%        1.04%          0.96% (h)
 Net investment income before preferred share dividends                        6.64%        7.60%          6.90% (h)
 Preferred share dividends                                                     0.80%        0.43%          0.21% (h)
 Net investment income available to common shareowners                         5.84%        7.17%          6.69% (h)
--------------------------------------------------------------------------------------------------------------------

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  The Trust's common shares were first publicly offered on July 18, 2003.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d)  Amount is less than $0.01 per share.
(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h)  Annualized.
(i)  Market value is redemption value without an active market.
(j)  Waiver applies to period ended 4/30/04 only.

     The information above represent the unaudited operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

          Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08  25

Notes to Financial Statements | 10/31/08 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Municipal High Income Trust (the "Trust") was organized as a Delaware statutory trust on March 13, 2003. Prior to commencing operations on July 21, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax and, as a secondary objective, the Trust may seek capital appreciation to the extent consistent with its primary investment objective.

The Trust may invest in both investment and below investment grade (high-yield) municipal securities with a broad range of maturities and credit ratings. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's investment risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

26    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. The values of interest rate swaps are determined by obtaining dealer quotations. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At October 31, 2008, there were no securities that were valued using fair value methods.

     Discount and premium on debt securities are accreted and amortized, respectively, daily on an effective yield to maturity basis and are included in interest income. Interest income, including interest bearing cash accounts, is recorded on an accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain (loss) on investment transactions, or as from paid in-capital, depending on the type of book/tax differences that may exist.

     The Trust has elected to defer $6,229,975 in capital losses realized between November 1, 2007 and April 30, 2008 to its fiscal year ending April 30, 2009.

     At April 30, 2008, the Trust had a capital loss carryforward of $10,493,599 which is comprised of $6,354,842 which will expire in 2014 and $4,138,757 which will expire in 2015, if not utilized.


        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    27

     The tax character of distributions paid to common and preferred shareowners will be determined at the end of the fiscal year. The tax character of distributions during the year ended April 30, 2008 was as follows:

                                                                    2008
   Distributions paid from:
   Tax exempt income                                            $21,567,992
   Ordinary income                                                  655,401
---------------------------------------------------------------------------
     Total                                                      $22,223,393
---------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at April 30, 2008.

                                                                   2008
   Distributable earnings:
   Undistributed tax-exempt income                            $   2,495,896
   Capital loss carryforward                                    (10,493,599)
   Post-October loss deferred                                    (6,229,975)
   Dividend payable                                                 (39,283)
   Unrealized appreciation                                       10,238,231
---------------------------------------------------------------------------
     Total                                                    $  (4,028,730)
---------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation at April 30, 2008 is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the difference between book and tax accounting for swap agreements and other temporary differences.

C.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

28    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares.

     However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


2.   Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of UniCredit S.p.A. ("UniCredit"), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the six months ended October 31, 2008, the net management fee was equivalent to 0.60% of the Trust's average daily managed assets, which was equivalent to 0.81% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $182,890 in management costs, administrative costs and certain other fees payable to PIM at October 31, 2008.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    29

The Trust has retained Princeton Administrators, LLC ("Princeton") to provide certain administrative and accounting services to the Trust on its behalf. The Trust pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

3.   Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Preferred Shares ("APS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

4.   Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging a floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/depreciation of interest rate swaps on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to-market" the value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, at October 31, 2008, the Trust does not anticipate non-performance by any

30    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08
counterparty. Risk may also arise with regard to market movements in the value of the swap arrangement that do not exactly offset the changes in the related dividend requirement or interest expense on the Trust's leverage.

Under the terms of the agreement entered into by the Trust, the Trust receives a floating rate of interest and pays a fixed rate of interest for the term. Details of the swap agreement outstanding as of October 31, 2008 were as follows:

                                   Notional
                 Termination       Amount        Fixed         Floating         Unrealized
Counterparty     Date              (000)         Rate          Rate             Depreciation
UBS AG           April 5, 2009     $50,000       2.665%        1 month BMA      $ (141,548)

5.   Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended October 31, 2008 and the year ended April 30, 2008 were as follows:

                                                 10/2008           4/2008
Shares outstanding at beginning of period     22,127,742       22,120,893
Reinvestment of distributions                     12,783            6,849
-------------------------------------------------------------------------
Shares outstanding at end of period           22,140,525       22,127,742
-------------------------------------------------------------------------

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of October 31, 2008, there were 4,040 APS as follows: Series A-2,000 and Series B-2,040.

Dividends on Series A and Series B are cumulative at a rate which is reset every seven days based on the results of an auction. An auction fails if there are more APS offered than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the APS. You will not be able to sell your APS at an auction if the auction fails. Since February 13, 2008, the Trust's auctions related to the APS have failed. The maximum rate for the 7-Day Series is 110% of the 7 day commercial rate or Kenny rate. Dividend rates ranged from 2.481% to 12.565% during the six months ended October 31, 2008.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    31

The APS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The APS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of APS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of APS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

6.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Trust's financial statement disclosures.

7.   Subsequent Events

Subsequent to October 31, 2008, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.07 per common share payable November 28, 2008, to shareowners of record on November 12, 2008.

Subsequent to October 31, 2008, dividends declared and paid on preferred shares totaled $133,512 in aggregate for the two outstanding preferred share series through December 4, 2008.

32    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. There have been no changes in the principle risk factors associated with investment in the Trust. Day-to-day management of the Trust's portfolio is the responsibility of David Eurkus. Mr. Eurkus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Eurkus joined Pioneer as a senior vice president in January 2000 and has been an investment professional since 1969.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Additional Information Regarding the Trust's Investment Policies (unaudited)

On May 7, 2008, the Board of Trustees of the Trust approved certain changes to the Trust's investment policy with respect to investment by the Trust in municipal securities rated below investment grade at the time of acquisition. Effective May 7, 2008, no more than 60% of the Trust's portfolio of municipal securities will be rated below investment grade at the time of acquisition (that is, "Ba" or lower by Moody's Investors Services, Inc. ("Moody's") or "BB" or lower by Standard & Poor's Rating Group ("S&P") or, if unrated, determined by PIM to be of comparable credit quality). Prior to May 7, 2008, no more than 50% of the Trust's portfolio of Municipal securities could be rated below investment grade at the time of acquisition. In addition, the Trust's policy of maintaining a dollar-weighted average credit rating of at least investment grade has been eliminated to allow for utilization of the new 60% policy. Consistent with the new 60% policy, at least 40% of the Trust's portfolio of municipal securities will be rated investment grade at the time of acquisition (that is, at least "Baa" by Moody's or "BBB" by S&P) or, if unrated, determined by the Trust's investment adviser to be of comparable credit quality.

PIM believes that a higher exposure to below investment grade municipal securities, upon careful consideration of the risks that these securities may present, may enable the Trust to capitalize on the yield advantage of the lower rated municipal securities over higher rated securities in current and future environments and thereby enhance the Trust's income potential and overall performance. This change may align the Trust more closely with its peers from an income perspective over time.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    33

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


Results of Shareowner Meeting (unaudited)

On September 22, 2008, Pioneer Municipal High Income Trust held its annual meeting of shareowners to elect Class II Trustees. All Class II Trustees were elected. Here are the detailed results of the votes.

Proposal 1 -- To elect Class II Trustees.

Nominee                            Affirmative           Withheld
Benjamin M. Friedman                21,209,198            340,524
Margaret B.W. Graham                21,209,161            340,561
Daniel K. Kingsbury, Jr.            21,210,803            338,919

34    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

Trustees, Officers and Service Providers

Trustees                                Officers
John F. Cogan, Jr., Chairman            John F. Cogan, Jr., President
David R. Bock                           Daniel K. Kingsbury, Executive
Mary K. Bush                              Vice President
Benjamin M. Friedman                    Mark E. Bradley, Treasurer
Margaret B.W. Graham                    Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Legal Counsel
Bingham McCutchen LLP


Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company


Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas


Sub-Administrator
Princeton Administrators, LLC


Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08    35

                            This page for your notes.

36    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                     1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                     Write to
General inquiries, lost dividend checks,                American Stock
change of address, lost stock certificates,             Transfer & Trust
stock transfer                                          Operations Center
                                                        6201 15th Ave.
                                                        Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                       American Stock
                                                        Transfer & Trust
                                                        Wall Street Station
                                                        P.O. Box 922
                                                        New York, NY 10269-0560

Visit out web site: www.amstock.com

This report must be preceded or accompanied by a prospectus.

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Information not required in semi annual reports on form NCSR.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 29, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date December 29, 2008

* Print the name and title of each signing officer under his or her signature.